UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                January 24, 2002


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24363                   33-0102707
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



     16815 Von Karman Avenue, Irvine, CA                         92606
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 5. - OTHER EVENTS.

        On January 24, 2001, the Company and BioWare Corp. reached a settlement ending the dispute between the two companies. A press release announcing the agreement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


                                     Page 2
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERPLAY ENTERTAINMENT CORP.



January 25, 2002                            /S/ HERVE CAEN
                                            -------------------------------
                                            Herve Caen
                                            President


                                     Page 3
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                                  EXHIBIT INDEX


          EXHIBIT NUMBER                 DESCRIPTION
               99.1          Press Release, dated January 25, 2002